Barclays Global Financial Services Conference Bruce Van Saun Chief Executive Officer September 14, 2016 Exhibit 99.1

Important Information and GAAP/Non‐GAAP Information This document contains forward-looking statements within the Private Securities Litigation Reform Act of 1995. Any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “goals,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements are based upon the current beliefs and expectations of management, and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. We caution you, therefore, against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. While there is no assurance that any list of risks and uncertainties or risk factors is complete, important factors that could cause actual results to differ materially from those in the forward-looking statements include the following, without limitation: negative economic conditions that adversely affect the general economy, housing prices, the job market, consumer confidence and spending habits which may affect, among other things, the level of nonperforming assets, charge-offs and provision expense; the rate of growth in the economy and employment levels, as well as general business and economic conditions; our ability to implement our strategic plan, including the cost savings and efficiency components, and achieve our indicative performance targets; our ability to remedy regulatory deficiencies and meet supervisory requirements and expectations; liabilities and business restrictions resulting from litigation and regulatory investigations; our capital and liquidity requirements (including under regulatory capital standards, such as the Basel III capital standards) and our ability to generate capital internally or raise capital on favorable terms; the effect of the current low interest rate environment or changes in interest rates on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgages held for sale; changes in interest rates and market liquidity, as well as the magnitude of such changes, which may reduce interest margins, impact funding sources and affect the ability to originate and distribute financial products in the primary and secondary markets; the effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services; a failure in or breach of our operational or security systems or infrastructure, or those of our third party vendors or other service providers, including as a result of cyber attacks; and management’s ability to identify and manage these and other risks. In addition to the above factors, we also caution that the amount and timing of any future common stock dividends or share repurchases will depend on our financial condition, earnings, cash needs, regulatory constraints, capital requirements (including requirements of our subsidiaries), and any other factors that our board of directors deems relevant in making such a determination. Therefore, there can be no assurance that we will pay any dividends to holders of our common stock, or as to the amount of any such dividends. More information about factors that could cause actual results to differ materially from those described in the forward-looking statements can be found under “Risk Factors” in Part I, Item 1A in our Annual Report on Form 10-K for the year ended December 31, 2015, filed with the United States Securities and Exchange Commission on February 26, 2016. Note: Percentage changes, per share amounts, and ratios presented in this document are calculated using whole dollars. Non‐GAAP Financial Measures This document contains non-GAAP financial measures. The appendix presents reconciliations of certain non-GAAP measures. These reconciliations exclude restructuring charges and/or special items, which are included, where applicable, in the financial results presented in accordance with GAAP. Restructuring charges and special items include expenses related to our efforts to improve processes and enhance efficiencies, as well as rebranding, separation from RBS and regulatory expenses. The non-GAAP measures include "noninterest income", "noninterest income adjusted for card reward accounting change", "total revenue", "total revenue adjusted for card reward accounting change", "noninterest expense", "noninterest expense adjusted for card reward accounting change", "net income", "net income available to common stockholders", "core average deposits". In addition, we present computations for "tangible book value per common share", "return on average tangible common equity", "return on average total assets", "efficiency ratio", "operating leverage", "pro forma Basel III fully phased-in common equity tier 1 capital", "diluted earnings per share", "total revenue growth adjusted for special items", "noninterest expense growth adjusted for goodwill impairment, and restructuring and special items", "noninterest income growth adjusted for special items" as part of our non-GAAP measures. We believe these non-GAAP measures provide useful information to investors because these are among the measures used by our management team to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe restructuring charges and special items in any period do not reflect the operational performance of the business in that period and, accordingly, it is useful to consider these line items with and without restructuring charges and special items. We believe this presentation also increases comparability of period-to-period results. We also consider pro forma capital ratios defined by banking regulators but not effective at each period end to be non-GAAP financial measures. Since analysts and banking regulators may assess our capital adequacy using these pro forma ratios, we believe they are useful to provide investors the ability to assess our capital adequacy on the same basis. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by other companies. We caution investors not to place undue reliance on such non-GAAP measures, but instead to consider them with the most directly comparable GAAP measure. Non-GAAP financial measures have limitations as analytical tools, and should not be considered in isolation, or as a substitute for our results as reported under GAAP.

Solid franchise with leading positions in attractive markets

Retail presence in 11 states

Top 5 deposit market share in 9 of 10 largest MSAs[1]



Detroit, MI: #8
Rochester, NY: #4
Manchester, NH: #1
Buffalo, NY: #5
Boston, MA: #2
Albany, NY: #2
Cleveland, OH: #3
Pittsburgh, PA: #2
Providence, RI: #1
Philadelphia, PA: #4

- Leading deposit market share of 10.7% in top 10 MSAs[1]
  - #2 deposit market share in New England
- Relatively diverse economies/affluent demographics
- Serve 5 million+ individuals, institutions and companies
- ~17,800 colleagues

Dimension	Rank[2]
Assets: $145.2 billion	#13
Loans: $103.6 billion	#11
Deposits: $106.3 billion	#12
Branches: 1,200	#12
ATM network: 3,200	#8
Lead/joint lead bookrunner	#9[3]
Mortgage: $13.9 billion	#15 nationally[6]
Student: $5.5 billion	Top 4 rank nationally[4]
Deposits: $106.3 billion	Top 5 rank: 9/10 markets[1]
HELOC: $14.7 billion	Top 5 rank: 9/9 markets[5]

Source: SNL Financial. Data as of 6/30/2016, unless otherwise noted.
1) Updated annually, as of 6/30/2015, excludes non-retail branches, and banks with limited retail operations.
2) Ranking based on 6/30/2016 data, unless otherwise noted; excludes non-retail depository institutions, includes U.S. subsidiaries of foreign banks.
3) Thomson Reuters LPC, Loan syndications 2Q16 ranking based on number of deals for Overall Middle Market (defined as Borrower Revenues < $500MM and Deal Size < $500MM).
4) CFG estimate, based on published company reports, where available, private student loan origination data as of 3/31/2016.
5) According to Equifax; origination volume as of 2Q16.
6) According to IMF Retail Originators Bank Only ranking; reflects CFG organic origination volume as of 2Q16.

Citizens Financial Group, Inc.

2

Well capitalized with a common equity tier 1 capital ratio of 11.5%(1) on a fully phased-in Basel III basis Strong asset quality performance with net charge-offs of 25 bps(2) in 2Q16 Robust deposit franchise with $86.5 billion of core deposits(3), with 57% retail, and strong liquidity and fully compliant liquidity coverage ratio Source: SNL Financial and Company filings. Peers include CMA, BBT, FITB, KEY, PNC, RF, STI and USB. Due to recent acquisitions BBT excluded from 1Q16-2Q16 and MTB excluded from 4Q15-2Q16 peer average. Non-GAAP item. See Appendix for a reconciliation of non-GAAP items. Net charge-off percentages are quarter-to-date on an annualized basis. Excludes term and brokered deposits. 2Q16 CET1 ratio (Basel III transitional basis common equity tier 1 ratio) 2Q16 total deposits/ total liabilities Strong, clean balance sheet funded with low-cost deposits 2Q16 net charge-offs/ average loans and leases(2)

Corporate Banking Commercial Real Estate Franchise Finance Asset Finance PE/Sponsor Finance Healthcare/Technology/ Oil & Gas/Not-for-Profit verticals Capital Markets Global Markets Treasury Solutions Commercial Deposit Services Retail Deposit Services Mobile/Online Banking Credit/Debit Card Wealth Management Home Equity loans/lines Mortgage Auto Education Finance Business Banking Consumer Commercial Deep client relationships + Extensive product set Robust product offerings and balanced business mix Targeting 50/50 Mix Period-end loans and leases(1) $101 billion 2Q16 $74 billion 2009 Drive cross sell and wallet share Reflects loans and leases and loans and leases held for sale in our operating segments (Consumer and Commercial Banking). Excludes loans held in Other/Non-core loans. Non-core assets are primarily loans inconsistent with our strategic goals, generally as a result of geographic location, industry, product type or risk level.

We are led by a strong and experienced board & leadership team

Since January 2015, have attracted or promoted from within ~30% of our Executive Leadership Group (top 135)

Leadership Team Member	Title
Bruce Van Saun	Chairman and Chief Executive Officer
Eric Aboaf	Chief Financial Officer
Mary Ellen Baker	EVP and Head of Business Services
Brad Conner	Vice Chairman and Head of Consumer Banking
Stephen Gannon	EVP, General Counsel and Chief Legal Officer
Malcolm Griggs	EVP and Chief Risk Officer
Beth Johnson	EVP, Chief Marketing Officer and Head of Consumer Strategy
Susan LaMonica	EVP and Chief Human Resource Officer
Don McCree	Vice Chairman and Head of Commercial Banking
Robert Nelson	EVP and Chief Compliance Officer
Brian O'Connell	EVP and Regional Director Technology Services
Average industry experience of 28 years	

Board Member	Committees
Bruce Van Saun	Chairman and Chief Executive Officer
Arthur F. Ryan	Lead Director; Chair of Compensation and Human Resources Committee; Member of Nominating and Corporate Governance Committee
Mark Casady	Member of Risk Committee
Christine Cumming	Member of Risk Committee
Anthony Di Iorio	Member of Audit Committee; Nominating and Corporate Governance Committee
William P. Hankowsky	Member of Audit Committee; Compensation and Human Resources Committee
Howard W. Hanna III	Member of Audit Committee; Nominating and Corporate Governance Committee
Lee Higdon	Member of Audit Committee; Compensation and Human Resources Committee
Charles J. ("Bud") Koch	Chair of Risk Committee; Member of Audit Committee
Shivan S. Subramaniam	Chair of Nominating and Corporate Governance Committee; Member of Risk Committee
Wendy A. Watson	Chair of Audit Committee; Member of Risk Committee; Compensation and Human Resources Committee
Marita Zuraitis	Member of Risk Committee

Green highlighting denotes new additions since January 2015.

Citizens Financial Group, Inc.™

5

Aspire to be a top-performing regional bank, delivering well for all stakeholders Colleagues Regulators Investors Communities & Society Customer-centric culture Customers

Executive Summary---Positioning Citizens to Investors A strong platform well positioned to drive value Good execution of plan is driving balance sheet and revenue momentum Growing revenues faster (Revenue growth(1,2)) 2Q16 vs. 2Q15 475 bps above peers Source: SNL Financial and Company filings. Peers include CMA, FITB, KEY, PNC, RF, STI and USB. Due to recent acquisitions BBT excluded from 1Q16-2Q16 and MTB excluded from 4Q15-2Q16 peer average. Peer results adjusted for unusual or special revenue, expense and acquisition items. Non-GAAP item. Card reward accounting change impact adjusts 2Q15 noninterest income and noninterest expense results by $7 million. Peer data as of 2Q16 10-Q filing. Peer estimates based on public disclosures and utilize a 200 basis point gradual increase above the 12-month forward curve except PNC, which is based on a 100 basis point gradual increase and STI, which is based on 200 basis point shock. PNC and STI excluded from peer median. 7.1% Fee income growth (Noninterest income growth(1,2)) 51 bps above peers CFG results Peer average CFG excluding the impact of the card reward accounting change (2) (1) Peer median Asset-sensitive balance sheet (200 bps gradual increase over forward curve(3)) Peer data as of most recent 10-Q filing Higher NIM expansion (Net interest margin change) 12 bps 12 bps above peers Strong loan growth (Average total loan growth) Robust NII growth (Net interest income growth) 573 bps above peers Flat

With continued focus on positive operating leverage and improving returns

2Q16 vs. 2Q15

Well-controlled expenses; investing for growth
(Adjusted noninterest expense[1,2] change)



4.2%
3.2%
232 bps higher than peers
1.9%

Strong operating leverage
(YoY Adjusted Operating Leverage[1,3])



325 bps
278 bps better than peers
47 bps

Efficiency improvement
(Adjusted efficiency ratio[1,3] change)



(34) bps
165 bps better than peers
(199) bps

Accelerating profitability
(Adjusted net income available to common stockholders[1] change)



13.0%
1,140 bps above peers
1.6%

Improving ROA as assets grow
(Adjusted return on average total assets[1] change)



5 bps
8 bps above peers
(3) bps

Return on equity
(Adjusted return on average tangible common equity[1] change)



63 bps
118 bps above peers
(55) bps

CFG Adjusted results[1] | Peer average

CFG excluding the impact of the card reward accounting change[2]

Source: SNL Financial and Company filings. Peers include CMA, FITB, KEY, PNC, RF, STI and USB. Due to recent acquisitions, BBT and MTB excluded from the peer average.

1) Non-GAAP item. 2Q15 Adjusted results exclude $40 million pre-tax net restructuring charges and special items associated with efficiency and effectiveness programs and separation from RBS. See important information on use of non-GAAP items in the Appendix. Peer results adjusted for similar unusual or special revenue, expense and acquisition items.

2) Non-GAAP item. Card reward accounting change impact adjusts 2Q15 noninterest income and noninterest expense results by $7 million.

3) If adjusted for the card reward accounting change, operating leverage is 297 basis points; the efficiency ratio is (184) basis points.

Citizens Financial Group, Inc.

8

“Tapping our Potential” Phase I efficiency initiatives launched first half 2014, Phase II revenue and efficiency initiatives launched mid 2015 and Phase III revenue, efficiency and tax initiatives launched mid 2016. We are focused on continuous improvement Delivering for the customer Optimizing the balance sheet Investing for the future Heighten focus on end-to-end customer experience Further improve segment value propositions and how colleagues deliver against them Increase customer retention through targeted strategies Continue to redeploy capital toward better risk-adjusted return portfolios Increase discipline and rigor around allocation of capital Intensify focus on low-cost core deposit gathering Continue to enhance product offerings with a focus on target segments Prioritize technology investments that emphasize digital and mobile solutions and benefits to customers Continue recruiting efforts to add capabilities and scale in select areas such as mortgage, wealth management and capital markets Improving efficiency Continuous improvement via TOP I, II & III programs(1) Focus on better balancing the mix of revenue and non-revenue generating colleagues Accelerate branch rationalizations and introduce more efficient formats through ‘branch of the future’

We are making steady progress without rate hikes Capturing revenue potential of franchise Using strong balance sheet and targeted hiring to grow loans Self funding necessary investments through efficiency initiatives Disciplined capital management Medium- term target 10% + low 60’s -- -- Non-GAAP item. Adjusted results exclude the effect of net restructuring charges and special items associated with efficiency and effectiveness programs and separation from RBS. See important information on use of non-GAAP items in the Appendix.   Key points ROTCE Adjusted ROTCE(1) Efficiency ratio Adjusted efficiency ratio(1) YoY average loan growth EPS Adjusted diluted EPS(1)

Consumer Banking

$s in billions

Growth driven by strong loan growth, NIM expansion, and investment in talent, infrastructure, product and advisory capabilities

Strong loan growth



6.5% growth
Growth rate
$50.7
$51.6
$52.5
$53.5
$54.0
8.7%
(6.5)%
88.9%
16.2%
3.7%
(7.8)%
2Q15
3Q15
4Q15
1Q16
2Q16
Deposits $70.0
$70.5
$70.9
$70.9
$71.9
2.7%
Home equity
Auto
Mortgage
Student
Business banking
Other

Driving revenue improvement

$s in millions



Growth rate
6.1% revenue growth
7.0%
$774
$791
$791
$789
$821
(4.8)%
(1.8)%
10.7%
79.3%
78.7%
78.9%
78.1%
77.0%
2Q15
3Q15
4Q15
1Q16
2Q16
Net interest income
Noninterest income
Noninterest income growth excluding card reward impact (1)
Efficiency ratio (1)
Revenue growth excluding card reward impact (1)

- Delivering on a multi-year targeted growth strategy
  - Continuing to leverage "Bank Better" initiatives to drive primary household growth
  - Utilizing segmentation strategies to attract, retain and deepen customer relationships
  - Driving product innovation and marketing strategies: Platinum mass affluent offering, Citizens Checkup, iUp, Education Refinance Loans
- Combining analytics and targeting capabilities with customized product and service offerings to improve customer acquisition and cross-sell outcomes
- Driving continued improvement in fee income growth opportunities such as mortgage and wealth
  - Enhancing onboarding and talent management processes to improve retention
- Continuing to improve efficiency and effectiveness of branch network with branch of the future and focus on reducing average real estate square foot size

1) Non-GAAP item. See important information on use of non-GAAP items in the Appendix.

Citizens Financial Group, Inc.

11

Consumer Banking focused on personalizing products and services

	Pre-Mass & Mass	Mass Affluent	Affluent	High Net Worth
Liquid Assets[1]	Below $100K	$100K-$500K	$500K-$2MM	$2MM-$25MM
Est. U.S. HHs[2]	85MM (71%)	23MM (19%)	10MM (8%)	2.5MM (2%)
Citizens HHs[3]	1.28MM (48%)	771K (30%)	462K (18%)	106K (4%)
Targeted Offering	Core Product Offering 	Platinum Status *June 2016* 	Premier Banking *2011* 	Private Banking *2009*[4] 

Top Segment Needs

"Growing" Mass Affluent
Age <45,
$100K-$250K Assets

Paying off debt

"Established" Mass Affluent
Age 45+, $100K-$250K Assets
Age 35+, $250K-$500K Assets

Saving for retirement

Affluent
(All Ages)
$500K-$2MM Assets

Living in retirement & estate planning

Value Proposition

Platinum Status **clients receive personalized advice and with preferred deposit and lending products & services:**

- **Personalized advice** focused on saving, borrowing, and retirement planning needs
- **Fewer fees, better rates** to recognize Platinum Status
- **Preferred service** at Platinum-dedicated number

Premier Banking **– Exclusive, comprehensive program offering a dedicated relationship manager:**

- **360-degree advice/guidance** provided by team of Specialists:
  - ✓ **Retirement planning** ✓ **Business Expertise** ✓ **Lending options**
- **An annual, customized Wealth Profile**
- **Access to our exclusive 24x7 servicing team**

1) Total client "investable assets," not necessarily with any one institution; wallet segment definitions from IXI.
2) Data from IXI, WealthComplete National Profile (Jun 2015); analysis excludes 42K "Ultra High Net Worth" households (more than $25MM).
3) Data from AMP; household totals as of September 2015.
4) Moved from Commercial to Wealth in 2009.

Citizens Financial Group, Inc.

12

Delivering an integrated banking and investing experience Growing advisory base Note: Data as of year end 2015. We are strengthening our wealth product capabilities and advice model Portfolio Manager Trust Officer Credit Specialist Wealth Strategist Wealth FC Clients Senior Banker Banker Trust Officer Clients Premier Banker Premier FC Licensed Banker Branch Staff Branch FC Private Bank Premier Platinum Status High Net Worth Team Mass Affluent Team Mortgage Lending Affluent Team Clients Expanding and strengthening the advisory model Enhancing the product suite Credit Solutions Deposit Solutions Investment Solutions Mortgage – Private & Premier HELOC – Private & Premier Platinum launch New Premier products underway Mutual fund and ETF strategies Robo-advisory

Commercial Banking – Solid track record of delivering organic growth

$s in billions

Growth driven by robust loan and deposit growth, investment in talent, and broadening of capabilities

Strong loan growth



11.1% growth
Growth rate
$41.5
$42.0
$42.6
$43.9
$46.1
37.2%
31.8%
8.1%
19.7%
7.5%
(2.0)%
2Q15
3Q15
4Q15
1Q16
2Q16
Deposits $22.7
$24.6
$24.6
$24.8
$25.1
10.5%
Middle Market
Asset Finance & Other[1]
CRE
Mid-corporate
Franchise Finance
Industry Verticals

Driving revenue improvement



10.7% revenue growth
Growth rate
$394
$399
$408
$399
$436
13.0%
9.8%
46.1%
43.8%
44.0%
46.7%
42.9%
2Q15
3Q15
4Q15
1Q16
2Q16
Net interest income
Noninterest income
Efficiency ratio[1]

- Delivering on a multi-year growth strategy
  - Focus on enhancing product and service capabilities with selective extension into attractive growth areas
    - Industry Verticals, Franchise Finance, Mid-corporate and previously underpenetrated Commercial Real Estate
  - Investing in key infrastructure and technology platforms
    - Scalable, compliant, industry standard solutions for loan originations, servicing, syndications, foreign exchange, interest rate products and market-risk systems
- Commitment to uptiering leadership and talent
  - Added ~90 professionals with industry, corporate finance, capital markets, sales & trading and leveraged finance expertise since YE 2012
- Continue to drive growth in lead client relationships with 25% CAGR since 2010
  - Consistent Top 10 Overall Middle Market loan syndications league table status over past 8 quarters, up from #15 in 2009[2]

1) Includes Business Capital, Govt & Professional Banking, Corporate Finance & Global Markets, Treasury Solutions, Corporate and Commercial Banking Admin.
2) Thomson Reuters LPC, ranking based on number of deals for Overall Middle Market (defined as Borrower Revenues < $500MM and Deal Size < $500MM).

Citizens Financial Group, Inc.

14

Optimizing the coverage model: Differentiating mature versus emerging geographies Centralized portfolio management to enhance efficiency Rationalized RM/BDO roles Bringing more client solutions via our next generation of thought leadership initiatives: Reinforce product competence and “Mindset of the CEO” Enhanced M&A advisory and lending offerings like CRE permanent financing Developing next tier of industry verticals/sector expertise Enhancing tools to support RMs and Team Leaders: Focus on Pricing, share of wallet, retention Enhanced Salesforce.com functionality (mobile+) New Commercial Lending client services support model Developing strategies to improve our coverage model and interactions Commercial Banking focused on delivering “Great Banker” experience

3+ Products Cross-Sold(1,2) Cash Management Penetration(1) …that results in much higher product penetration and better returns We have opportunity to increase lead bank penetration with new and existing clients… Middle Market, MCIV role with Commercial Clients(1) Sole Bank 57% Commercial Banking focused on gaining lead relationships and improving returns Middle Market (defined as companies with revenues between $25MM -$500MM), Mid-corporate (defined as companies with revenues between $500MM-$3.0BN) and Industry Verticals credit clients (excluding Foreign Corporate) as of 9/30/2015. Cross-sell products include: Loans, Leases, Foreign Exchange, Interest Rate Protection, Deposits, Cash Management, International Cash Management, Corporate Card, Trade Finance, Standby Letters of Credit, Debt Capital Markets, Equity Capital Markets, Wealth Management, Corporate Investing. Multi-bank 43% Sole Bank 57% Participant 30% Lead Left 6% Joint Lead Arranger 7% 2Q16 lead client syndicated relationships CAGR of 25% since 2010 Lead or Joint Lead on 30% of multi-bank credits

Focus Areas Key Elements Leverage applications that are more open Provide for open architecture in Core banking and other systems Use standards-based Application Programming Interfaces (APIs) Move to a cloud-based Infrastructure Invest in adaptive security Change the way we work (IT ‘Clock’ speed) Benefits to Citizens Reduces customization needed to interface with applications Unlocks shared data and functionality, contributing to faster development cycles Enables us to provide data and functionality to third-party applications Prioritize cloud computing delivery versus traditional technology delivery Lowers cost (e.g., servers, maintenance, software upgrades) Provides elastic and efficient use of infrastructure resources Ability to stay current with market innovation Move to a more agile delivery model in areas that require frequent iteration (e.g., customer experiences, products) Improves speed to market and quality through tighter linkages to business and customer needs Enables secure delivery of new business capabilities Maintains strong posture against major cyber-attack incident Invest in security tools that underpin needs for digital, data & analytics, open architecture and cloud Modernizing our technology environment has been a key focus

Build digital-first, end-to-end customer experiences (‘moments of truth’) where we can differentiate Enhance digital platforms and address key mobile capabilities most important to our customers Enable our colleagues with new or improved tools to provide easier ways of working Deliver in a fast, agile, and iterative way Take advantage of partnerships with FinTechs Especially enhancing our digital capabilities

Self funding necessary investments through our efficiency initiatives

Tapping Our Potential (TOP) programs driving revenue growth and efficiencies

TOP II Program

Launched mid 2015 — On track to deliver $95-$100 million annual pre-tax benefit by end of 2016

Revenue initiatives — **Target ~$50-$65 million**

- **Citizens Checkup:** Launched with over 160k customer appointments booked to date
- **Consumer Retention:** Initiative underway and showing strength in deposit retention and platinum launch
- **Middle Market Share of Wallet**: Fully embedded into sales processes; opportunity pipeline ~2X larger than historical levels[1]
- **Commercial Pricing:** Repriced 12,000 cash management accounts; improved loan pricing discipline and increased lending revenue by 12% and improved IRP spreads[2]

Expense initiatives — **Target ~$40-$50 million**

- **Operations Transformation**: Streamlining organization now complete; focused on next wave of opportunities
- **Supply Chain Services**: Focused on external resources, internal travel and contract renegotiations

TOP III Program

Launched mid 2016 — Targeted run-rate benefit of $90-$110 million by end of 2017

Revenue initiatives — **Target ~$22-$30 million**

- **Commercial Attrition**: Proactively identifying at risk clients for targeted intervention by RMs
- **Unsecured Lending**: Leveraging existing capabilities to accelerate growth in high-return area
- **Business Banking Share of Wallet**: Using analytics to target credit or deposit-only customer for further cross sell

Expense initiatives — **Target ~$51-$60 million**

- **Business Efficiencies**: Reducing non-revenue generating staff and optimizing operating models
- **Functional Efficiencies**: Reengineering processes to reduce FTE
- **Fraud:** Refining algorithms to reduce fraud expense

Tax efficiencies — **Target ~$17-$20 million[3]**

- **Tax-Rate Optimization**: Aligning tax rate to peer levels with a number of tactics

1) Represents opportunities per product specialist as of April 2016 vs. March 2015.
2) Improved lending revenue and IRP (interest-rate product s) pricing on In-scope deals which exclude syndicated transactions and select franchise finance customers.
3) $17-$20 million pre-tax benefit; Noninterest income impact ($20) to ($25) million; tax expense benefit of $30 to $40 million.

Citizens Financial Group, Inc.

19

Committed to invest while delivering positive operating leverage and growth

$ in millions

Shifting investments toward future capabilities; technology capital expenditures



~90% of technology capex - "core investment"
Technology capex mix shifting to "build future capabilities"
~$250
10%
90%
~$220
10%
90%
~$220
11%
89%
~$190
25%
75%
~$180
60%
40%
2014
2015
2016E
2017E
2020E
Core investment
Building future-capabilities investment

Positive YoY operating leverage (%)

(Adjusted revenue growth – Adjusted expense growth[1])



1.3%
-3.8%
4.1%
1.1%
4.5%
2.4%
4.3%
1.4%
6.5%
3.2%
2Q15
3Q15
4Q15
1Q16
2Q16
Adjusted revenue growth[1]
Adjusted expense growth[1]

	2Q15	3Q15	4Q15	1Q16	2Q16
Operating leverage	5.1%	3.0%	2.1%	2.9%	3.3%

1) Non-GAAP item. Adjusted results exclude the effect of net restructuring charges and special items associated with efficiency and effectiveness programs and separation from RBS. See important information on use of non-GAAP items in the Appendix.

Citizens Financial Group, Inc.
20

Prudently deploying excess capital to further enhance returns

Capital normalization strategy represents prudent CET1 glide path though still above peer targets



RBS sell down completed
14.3%
13.3%
11.8%
11.5%
11.0%
2Q13
2Q14
2Q15
2Q16
Implied 2Q17(2)
2016 CCAR Window Implied Payout Ratio of 97%(2)

CET1 ratio[1]

- CET1 ratio of 11.5% versus 10.4% peer average offers significant flexibility
- Glide path down permits both strong loan growth and capital returns to shareholders
- Favorable 2016 CCAR results further support our capital normalization plan and CET1 glide path
  - CCAR Plan capital actions of $690 million in common share repurchases; approval to increase dividend 17% in 1Q17
  - Highest post stress CET1 minimum relative to peers
  - Lower than peer average CET1 erosion and total loan loss rate under stress
  - Second consecutive non-objection
- Tactical Priorities
  - Payout-composition objectives
    - Target 25-30% dividend payout
    - Buyback remains attractive given relatively low price-to-tangible book multiple
  - Limit preferred issuance until ROTCE improves
  - Executed repurchase of $625 million of sub debt YTD 2016 from RBS; issued $350 million in senior unsecured notes in July 2016

1) Periods prior to 2Q15 represent Tier 1 common equity ratios.
2) Implied 2Q17 CET1 ratio and 2016 CCAR window implied payout ratio based on 3Q16-2Q17 SNL consensus estimates as of 9/9/16 and 2016 CCAR Plan capital actions.

Citizens Financial Group, Inc.

21

Key messages We have the foundation for a great franchise, and continue to deliver progress through strong execution of our turnaround strategy Financial results continue to improve and meet expectations Not waiting for rate hikes: results improving steadily without them Good progress on strategic initiatives, mindset of ‘continuous improvement’ Balance sheet management showing results (NIM, loan growth, TDR sale, sub-debt repurchase, dividend increase) Tangible book value(1) per share continues to grow; $25.72 at quarter-end 2016 will continue to see a focus on execution Comprehensive plan to deliver well for all stakeholders Key to financial results is to grow the balance sheet smartly, continue to execute build-out of fee businesses and to deliver positive operating leverage Launched TOP III Program with targeted pre-tax benefits of $90-$110 million in 2017 Capital and credit position remains strong Achieved positive CCAR outcome with continued improvement in return of capital Peer-leading CET1 ratio permits both strong loan growth and returns to shareholders Credit metrics remain robust Non-GAAP item. See Appendix for a reconciliation of non-GAAP items.

Appendix

Summary of progress on strategic initiatives

	Initiative	2Q16 Status	Commentary
Consumer	Reenergize household growth		Retail checking HHs up QoQ and YoY with new checking HH first year attrition improvements. Deposits up 3% and services charges up 5% YoY.
Consumer	Expand mortgage sales force		Application and origination volumes up 20% and 42% QoQ with improved throughput as operational issues have been addressed. Achieved highest pipeline roll rate since TRID / platform implementation. LOs up 16 QoQ to 451.
Consumer	Grow Auto		Selectively raising price to moderate origination volumes; organic originations yields up 33 bps YoY.
Consumer	Grow Student/Installment		Sustained momentum in Student with total loan balances up 91% from 2Q15. Continued steady growth in iPhone upgrade program (iUp).
Consumer	Expand Business Banking		Increasing focus on deposits, cash management, and other fee income streams driving deposits up 4% and deposit fees up 7% compared to 2Q15.
Consumer	Expand Wealth sales force		Financial consultants up 10% YoY to 339. Enhancing and expanding product set and transitioning to more balanced fee-based model.
Commercial	Build out Mid-Corp & verticals		Loan growth of more than 20% YoY; improving capital markets cross sell with particular strength in fixed income.
Commercial	Continue development of Capital and Global Markets activities		Fee income up 15% YoY driven by improved deal volume and bond market conditions. Mid-May commencement of broker dealer provided incremental fee opportunities. Enhanced FX and Interest-rate platform.
Commercial	Build out Treasury Solutions		Fees up 16% vs. 2Q15 led by strength in core cash management services, TOP II pricing initiative, and commercial card.
Commercial	Grow Franchise Finance		Strong growth with balances up 19% YoY. Continue expansion in well-established brands of quick service and fast casual franchises.
Commercial	Expand Middle Market		Portfolio relatively stable compared to 1Q16. Deposits up ~$750 million, or 12%, and fee income up 16% versus prior-year quarter.
Commercial	Grow CRE		Continued to deepen client penetration with top developers in core geographies. CRE loans up 6% QoQ and 20% YoY to $9.2 billion, but moderating growth in a number of select areas such as multi-family in D.C. metro.
Commercial	Reposition Asset Finance		Driving increased penetration with Middle Market customer base, helping to offset reductions in RBS referral business. Initiatives targeting transportation, construction and renewable sectors driving higher margins.
CFG	Balance Sheet Optimization		Continued execution of balance sheet strategies, including loan pricing and mix. Cost of deposits remained flat from 1Q16 at 24 bps. $310 million TDR transaction executed in July.
CFG	TOP II		TOP II program is well underway and remains on track to deliver $95-$100 million of P&L benefit in 2016.
CFG	TOP III		TOP III Program has been launched with heavier emphasis on efficiency initiatives. Targeting 2017 run-rate benefit of $90-$110 million.

Citizens Financial Group, Inc.

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Large wealth opportunity with focused strategy to pursue Source: SNL Financial and 10-Ks. Peer average includes BBT, CMA, FITB, KEY, MTB, PNC, RF, STI and USB Accelerate the growth of clients into our value proposition in order to deepen product penetration and share of wallet and drive fee income growth Strategy $s in billions Scaling advisor base to opportunity and enhancing alignment between Bankers & FCs Platinum Premier Private Designing products and experiences tailored to target segments Launching “Platinum” offering in 2016 for mass affluent segment Enhancing loan, deposit and investment products Strengthening sales processes to drive towards an integrated advisory model and more managed accounts 360° view of the customer Citizens Checkup Exploring digital investment solutions Primary Focus Opportunity to drive fee income growth (Wealth Fees/Earning Assets(1))

Continued growth opportunities in Capital Markets

Leveraging strong relationships and experienced team through solutions-based orientation and growing product and advisory capabilities

- Corporate Finance professionals key to supporting solutions-oriented model
  - Added 18 professionals in the past 24 months resulting in incremental fees by delivering expanded suite of Capital and Global Markets capabilities
  - Proven strength in loan syndications
  - Lead relationships deliver more fee income and are more profitable
- Opportunity to drive improved client penetration by building out advisory and fixed income capabilities
  - Gained broker/dealer capabilities in 1Q16 which provides opportunity to capture CFG-sourced deal fees historically shared with strategic partners, principally RBS
- Ability to continue to drive enhanced penetration of existing portfolio, particularly in proprietary middle market by increasing cross-sell to credit-only clients
  - Monetize credit growth of recent years
  - Expand suite of Corporate Finance solutions

Every 0.1% of Capital Markets fees/loans improvement could drive an estimated ~$50 million in annual fee income

Capital and Global Markets fee income

$s in millions



13.8% CAGR
$93
$114
$116
$154
$174
$177
71%
71%
71%
79%
70%
73%
2010
2011
2012
2013
2014
2015
IRP
FX
Global Markets
Capital Markets
Lead deals/ total deals(1)

3+ products cross-sold[2]

Middle Market and Mid-corporate



51%
73%
95%
Participant
JLA
Lead left

Capital Markets revenue potential[3]

(FY 2015 Capital Markets fees/FY 2015 Average Commercial loans)



1.0%
0.9%
0.7%
0.5%
0.4%
0.2%
0.2%
0.1%
Regional Peer 1
Regional Peer 2
Regional Peer 3
Peer average
CFG
Regional Peer 4
Regional Peer 5
Regional Peer 6

1) Syndication transactions where CFG is the Joint Lead Arranger or Lead Left Arranger/Total syndication transactions.
2) Products defined as deposits, debt capital markets, cash management, corporate card, equity capital markets, foreign exchange, international cash management, interest rate protection, loans, leases, standby letters of credit, trade, wealth management.
3) Source: Company filings. Capital Markets fees defined as trading revenue, investment banking, advisory and underwriting fees. Peers includes BBT, CMA, KEY, MTB, RF, and STI.

Citizens Financial Group, Inc.

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Treasury Solutions opportunity

Investing to drive continued revenue growth with focus on improving client penetration and market share

- Treasury Solutions fee income up ~7.7% YoY in 2015 with good momentum vs. estimated 2015 industry growth of ~2.5%[1]
  - Recent investments in platform, products and customer-facing talent providing underlying momentum
    - Improved go-to-market strategy and client-facing model with up-tiered sales organization
    - Launched dedicated cards team
    - Improved customer experience through streamlined interaction and operations transformation
  - Top II pricing initiatives drove accelerated core cash management growth in 2H15
- Opportunity to drive improved cross-sell/client penetration
  - Differentiated product offerings for client segments including Franchise Finance and CRE
  - Deploying analytical tools to improve client usage/retention
  - Refined segmentation strategies to capture more Middle Market/Mid-corporate clients
- Currently underpenetrated with~1% share of an estimated $40B revenue market[1]
  - Achieving Treasury Solutions peer average could deliver ~$400 million in annual revenue given $44.8 billion CFG commercial loan portfolio



Treasury Solutions Commercial Banking fees(2)
$s in millions
4.8% CAGR
$96
$103
$102
$107
$116
CAGR
11.5%
3.3%
2011
2012
2013
2014
2015
Cash Management
Cards



Cash Management cross-sell opportunity(3)
53%
47%
4%
10%
17%
14%
8%
Products utilized
None
1-2
3-4
5-6
7-8
9+



Treasury Solutions revenue potential
(2015 NII & Fee income/$1 billion of commercial loans(1))
$21
$21
$19
$18
$11
$9
Regional Peer 1
Regional Peer 2
Regional Peer 3
TS Peer Average
Regional Peer 4
CFG

1) Source: Treasury Strategies, Inc. for benchmarks and public filings, estimate of 2015 market share of ~$40B revenue, NII and fees market based on benchmarks and public filings. TS peers include STI, FITB, PNC and USB. Treasury Solutions revenue includes Treasury Management, Accounts Receivable, Payables, Procurement and related Risk and Financial Control activities. 2015 estimated growth rates based on fee income only. 2) Cash Management includes Trade Fees. Cards includes Sponsorship Management. 3) Middle Market & Mid-corporate/Vertical client distribution by number of Cash Management products used.

Citizens Financial Group, Inc.

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Non-GAAP reconciliation table

$s in millions

		FOR THE QUARTER ENDED JUNE 30,	FOR THE QUARTER ENDED JUNE 30,		
		2016	2015	2016 Change from 2015	
Noninterest income, excluding special items:					
Noninterest income (GAAP)		$355	$360		
Less: Special items		—	—		
Noninterest income, excluding special items (non-GAAP)		$355	$360	(1.4)%	
Less: Card reward accounting change		—	7		
Noninterest income, adjusted for card reward accounting change and excluding special items (non-GAAP)		$355	$353	0.6 %	
Total revenue, excluding special items:					
Total revenue (GAAP)	A	$1,278	$1,200		
Less: Special items		-	-		
Total revenues, excluding special items (non-GAAP)	B	$1,278	$1,200	6.5 %	
Less: Card reward accounting change		-	7		
Total revenues, adjusted for card reward accounting change and excluding special items (non-GAAP)		$1,278	$1,193	7.1 %	
Noninterest expense, excluding restructuring charges and special items:					
Noninterest expense (GAAP)	C	$827	$841		
Less: Restructuring charges and special items		—	40		
Noninterest expense, excluding restructuring charges and special items (non-GAAP)	D	$827	$801	3.2 %	
Less: Card reward accounting change		-	7		
Noninterest expense, adjusted for card reward accounting change and excluding restructuring charges and special items (non-GAAP)		$827	$794	4.2 %	
Efficiency ratio:					
Efficiency ratio (non-GAAP)	C/A	65 %	70 %		
Efficiency ratio, excluding restructuring charges and special items (non-GAAP)	D/B	65 %	67 %	(199)	bps
Operating leverage:					
Total revenue (GAAP)		$1,278	$1,200	6.5%	
Noninterest expense (GAAP)		$827	$841	-1.7%	
Operating leverage (non-GAAP)				816	bps
Operating leverage, excluding restructuring charges and special items:					
Total revenue, excluding restructuring charges and special items (non-GAAP)		$1,278	$1,200	6.5%	
Less: Noninterest expense, excluding restructuring charges and special items (non-GAAP)		$827	$801	3.2%	
Operating leverage, excluding restructuring charges and special items: (non-GAAP)				325	bps
Net income, excluding restructuring charges and special items:					
Net income (GAAP)	E	$243	$190		
Add: Restructuring charges and special items, net of income tax expense		—	25		
Net income, excluding restructuring charges and special items (non-GAAP)	F	$243	$215	13.0 %	
Net income available to common stockholders, excluding restructuring charges and special items:					
Net income available to common stockholders (GAAP)	G	$243	$190		
Add: Restructuring charges and special items, net of income tax expense		-	25		
Net income available to common stockholders, excluding restructuring charges and special items (non-GAAP)	H	$243	$215	13.0 %	
Return on average tangible common equity and return on average tangible common equity, excluding restructuring charges and special items:					
Average common equity (GAAP)		$19,768	$19,391		
Less: Average goodwill (GAAP)		6,876	6,876		
Less: Average other intangibles (GAAP)		2	5		
Add: Average deferred tax liabilities related to goodwill (GAAP)		496	437		
Average tangible common equity (non-GAAP)	I	$13,386	$12,947		
Return on average tangible common equity (non-GAAP)	G/I	7.30 %	5.90 %		
Return on average tangible common equity, excluding restructuring charges and special items (non-GAAP)	H/I	7.30 %	6.67 %	63	bps
Return on average total assets, excluding restructuring charges and special items:					
Average total assets (GAAP)	J	$142,179	$135,521		
Return on average total assets, excluding restructuring charges and special items (non-GAAP)	F/J	0.69 %	0.64 %	5	bps

Citizens Financial Group, Inc.™

28

Non-GAAP reconciliation table Basel III ratios assume certain definitions impacting qualifying Basel III capital, which otherwise will phase in through 2019, are fully phased-in. Ratios also reflect the required US Standardized methodology for calculating RWAs, effective January 1, 2015. $s in millions FOR THE QUARTER FOR THE QUARTER ENDED JUNE 30, ENDED JUNE 30, 2016 2015 Tangible book value per common share: Common shares - at end of period (GAAP) K 529,094,976 Common stockholders' equity (GAAP) $19,979 Less: Goodwill (GAAP) 6,876 Less: Other intangible assets (GAAP) 2 Add: Deferred tax liabilities related to goodwill (GAAP) 507 Tangible common equity (non-GAAP) L $13,608 Tangible book value per common share (non-GAAP) L/K $25.72 Pro forma Basel III fully phased-in common equity tier 1 capital ratio 1 : Common equity tier 1 (regulatory) $13,768 $13,270 Less: Change in DTA and other threshold deductions (GAAP) 1 3 Pro forma Basel III fully phased-in common equity tier 1 (non-GAAP) M $13,767 $13,267 Risk-weighted assets (regulatory general risk weight approach) $119,492 $112,131 Add: Net change in credit and other risk-weighted assets (regulatory) 228 247 Basel III standardized approach risk-weighted assets (non-GAAP) N $119,720 $112,378 Pro forma Basel III fully phased-in common equity tier 1 capital ratio (non-GAAP) 1 M/N 11.5% 11.8%

Non-GAAP reconciliation table

$s in millions, except per-share data

		FOR THE QUARTER ENDED JUNE 30, 2016	FOR THE QUARTER ENDED MARCH 31, 2016	FOR THE QUARTER ENDED DECEMBER 31, 2015	FOR THE QUARTER ENDED SEPTEMBER 30, 2015	FOR THE QUARTER ENDED JUNE 30, 2015	FOR THE QUARTER ENDED MARCH 31, 2015	FOR THE QUARTER ENDED DECEMBER 31, 2014	FOR THE QUARTER ENDED SEPTEMBER 30, 2014	FOR THE QUARTER ENDED JUNE 30, 2014	FOR THE QUARTER ENDED MARCH 31, 2014	FOR THE QUARTER ENDED DECEMBER 31, 2013	FOR THE QUARTER ENDED SEPTEMBER 30, 2013
Total revenue, excluding special items:													
Total revenue (GAAP)		$1,278	$1,234	$1,232	$1,209	$1,200	$1,183	$1,179	$1,161	$1,473	$1,166	$1,158	$1,153
Less: Special items		-	-	-	-	-	-	-	-	288	-	-	-
Total revenues, excluding special items (non-GAAP)	B	$1,278	$1,234	$1,232	$1,209	$1,200	$1,183	$1,179	$1,161	$1,185	$1,166	$1,158	$1,153
Noninterest expense, excluding goodwill impairment, restructuring charges and special items:													
Noninterest expense (GAAP)		$827	$811	$810	$798	$841	$810	$824	$810	$948	$810	$818	$788
Less: Restructuring charges and special items		-	-	-	-	40	10	33	21	115	-	26	-
Less: Goodwill impairment		-	-	-	-	-	-	-	-	-	-	-	-
Noninterest expense, excluding goodwill impairment, restructuring charges and special items (non-GAAP)	Q	$827	$811	$810	$798	$801	$800	$791	$789	$833	$810	$792	$788
		Q216 vs. Q215	**Q116 vs. Q115**	**Q415 vs. Q414**	**Q315 vs. Q314**	**Q215 vs. Q214**							
Revenue Growth, excluding special items (non-GAAP)	R	6.5%	4.3%	4.5%	4.1%	1.3%							
Expense Growth, excluding goodwill impairment, and restructuring and special items (non-GAAP)	S	3.2%	1.4%	2.4%	1.1%	-3.8%							
Operating Leverage (non-GAAP)	R-S	3.3%	2.9%	2.1%	3.0%	5.1%							
Efficiency ratio:		**Q2 16**	**Q1 16**	**Q4 15**	**Q3 15**	**Q2 15**	**Q1 15**	**Q4 14**	**Q3 14**	**Q2 14**	**Q1 14**	**Q4 13**	**Q3 13**
Efficiency ratio, excluding restructuring charges and special items (non-GAAP)	Q/B	65%	66%	66%	66%	67%	68%	67%	68%	70%	69%	68%	68%
Earnings Per Share (Diluted)													
Net income available to common stockholders, excluding restructuring charges and special items:													
Net income available to common stockholders (GAAP)		$243	$216	$221	$213	$190	$209	$197	$189	$313	$166	$152	$144
Add: Restructuring charges and special items, net of income tax expense		-	-	-	-	25	6	20	13	(108)	-	17	-
Net income available to common stockholders, excluding restructuring charges and special items (non-GAAP)	H	$243	$216	$221	$213	$215	$215	$217	$202	$205	$166	$169	$144
Weighted-average common shares outstanding - diluted	T	530,365,203	530,446,188	530,275,673	533,398,158	539,909,366	549,798,717	550,676,298	560,243,747	559,998,324	559,998,324	559,998,324	559,998,324
Earnings per share Diluted (non-GAAP), excluding restructuring charges and special items (non-GAAP)	H/T	$ 0.46	$ 0.41	$ 0.42	$ 0.40	$ 0.40	$ 0.39	$ 0.39	$ 0.36	$ 0.37	$ 0.30	$ 0.30	$ 0.26
Return on average tangible common equity and return on average tangible common equity, excluding restructuring charges and special items:													
Average common equity (GAAP)		$19,768	$19,567	$19,359	$19,261	$19,391	$19,407	$19,209	$19,411	$19,607	$19,370	$19,364	$19,627
Less: Average goodwill (GAAP)		6,876	6,876	6,876	6,876	6,876	6,876	6,876	6,876	6,876	6,876	6,876	6,876
Less: Average other intangibles (GAAP)		2	3	3	4	5	5	6	6	7	7	8	9
Add: Average deferred tax liabilities related to goodwill (GAAP)		496	481	468	453	437	422	403	384	369	351	342	325
Average tangible common equity (non-GAAP)	I	$13,386	$13,169	$12,948	$12,834	$12,947	$12,948	$12,730	$12,913	$13,093	$12,838	$12,822	$13,067
Return on average tangible common equity, excluding restructuring charges and special items (non-GAAP)	H/I	7.30%	6.61%	6.75%	6.60%	6.67%	6.73%	6.76%	6.22%	6.28%	5.24%	5.24%	4.34%

Citizens Financial Group, Inc.
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Non-GAAP reconciliation table $s in millions, except per-share data